UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2011 (January 27, 2011)

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
     Item 2.02. Results of Operations and Financial Condition.
          On January 27, 2011 BancorpSouth, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 7 — Regulation FD
     Item 7.01. Regulation FD Disclosure.
          On January 27, 2011, the Company issued a press release announcing its quarterly dividend. A copy of the press release is furnished as Exhibit 99.2 and is incorporated herein by reference in its entirety.
The Company will conduct a conference call at 10:00 a.m. (Central Time) to discuss its financial results for the fourth quarter and year ended December 31, 2010. A copy of the presentation to be used for the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 9 — Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit 99.1	Press release issued on January 27, 2011 by BancorpSouth, Inc.

Exhibit 99.2	Press released issued on January 27, 2011 by BancorpSouth, Inc.

Exhibit 99.3	Presentation for conference call to be conducted by BancorpSouth, Inc. on January 28, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ William L. Prater
William L. Prater
Treasurer and Chief Financial Officer

Date: January 27, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on January 27, 2011 by BancorpSouth, Inc.
99.2	Press released issued on January 27, 2011 by BancorpSouth, Inc.
99.3	Presentation for conference call to be conducted by BancorpSouth, Inc. on January 28, 2011